Exhibit 10.2

EVO PAYMENTS, INC.

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This First Amendment to Registration Rights Agreement is effective as of April 21, 2020 (the “Amendment”), by and among EVO Payments, Inc., a Delaware corporation (the “Company”) and each of the undersigned stockholders of the Company. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Registration Rights Agreement.

WHEREAS, the parties entered into that certain Registration Rights Agreement, dated May 22, 2018 (the “Registration Rights Agreement”);

WHEREAS, pursuant to Section 6.4 of the Registration Rights Agreement, the Registration Rights Agreement may, in certain circumstances, be amended pursuant to an agreement in writing signed by MDP and Blueapple (each as defined in the Registration Rights Agreement);

WHEREAS, the undersigned, consisting of MDP and Blueapple, desire to amend certain provisions of the Registration Rights Agreement.

NOW THEREFORE, the parties agree as follows:

1.      Amendments.

(a)   Section 6.5 of the Registration Rights Agreement is hereby amended to add a new final sentence which shall read as follows:

“For the avoidance of doubt, any Affiliate of MDP that holds Registrable Securities may join this Agreement as MDP and a Stockholder upon delivery of a counterpart signature page to this Agreement, with no action or other consent by the parties hereto required for such joinder to this Agreement, so long as such joining party executes and delivers to the Company a written agreement, in form and substance reasonably satisfactory to the Company, to be bound by all of the obligations of “MDP” and a “Stockholder” hereunder.”

(b)   Schedule I of the Registration Rights Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Schedule I hereto.

2.      Miscellaneous.

(i)                        Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment (and any Schedule hereto) shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Amendment (and any Schedule hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(ii)                        Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(iii)                        Survival. Except as otherwise provided herein, the remainder of the Registration Rights Agreement shall remain in full force and effect and shall be binding on all parties thereto. All terms not otherwise defined herein shall have the meanings prescribed to them in the Registration Rights Agreement.

(iv)                        Counterparts. This Amendment may be executed and delivered by facsimile or electronic mail (including pdf or any electronic signature complying with U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) and upon such delivery the facimile signature will be deemed to have been delivered to the other parties hereto.

* * *

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Registration Rights Agreement to be duly executed as of the date first above written.

MADISON DEARBORN PARTNERS VI-B, L.P.

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe A. Dombalagian
Name: Vahe A. Dombalagian
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI-B, L.P.

By:	Madison Dearborn Partners VI-B, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe A. Dombalagian
Name: Vahe A. Dombalagian
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI EXECUTIVE-B, L.P.

By:	Madison Dearborn Partners VI-B, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe A. Dombalagian
Name: Vahe A. Dombalagian
Its: Managing Director

[Signature Page to First Amendment to Registration Rights Agreement]

MDCP VI-C CARDSERVICES SPLITTER, L.P.

By:	Madison Dearborn Partners VI-B, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe A. Dombalagian
Name: Vahe A. Dombalagian
Its: Managing Director

MDCP CARDSERVICES, LLC

By:	Madison Dearborn Capital Partners VI-B, L.P.
Its:	Controlling Member

By:	Madison Dearborn Partners VI-B, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe A. Dombalagian
Name: Vahe A. Dombalagian
Its: Managing Director

MADISON DEARBORN CAPITAL PARTNERS VI-C, L.P.

By:	Madison Dearborn Partners VI-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Vahe A. Dombalagian
Name: Vahe A. Dombalagian
Its: Managing Director

[Signature Page to First Amendment to Registration Rights Agreement]

BLUEAPPLE, INC.

By:	/s/ Rafik R. Sidhom
Name: Rafik R. Sidhom
Title: Director

[Signature Page to First Amendment to Registration Rights Agreement]

AGREED AND ACKNOWLEDGED:

EVO PAYMENTS, INC.

By:	/s/ Steven J. de Groot
Name: Steven J. de Groot
Title: Executive Vice President, General Counsel and Secretary

[Signature Page to First Amendment to Registration Rights Agreement]

Schedule I

Madison Dearborn Partners VI-B, L.P.

Madison Dearborn Capital Partners VI-B, L.P.

Madison Dearborn Capital Partners VI Executive-B, L.P.

MDCP VI-C Cardservices Splitter, L.P.

MDCP Cardservices, LLC

Madison Dearborn Capital Partners VI-C, L.P.

MDCP Cardservices II, LLC